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                                                                   Exhibit 10.1

                             FORBEARANCE AGREEMENT
                             ---------------------

          THIS FORBEARANCE AGREEMENT (this "Agreement") is entered into as of
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October 27, 2000, by and among CONVERSE INC., a Delaware corporation (the
"Borrower"), the financial institutions party hereto (the "Lenders"), and BT
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COMMERCIAL CORPORATION, as agent for the Lenders.

                                    RECITALS
                                    --------

          WHEREAS, the Borrower, the Lenders, and the Agent are parties to that certain Credit Agreement, dated as of May 21, 1997 (as previously amended, modified, supplemented, extended or restated, and as may hereafter be amended, modified, supplemented, extended or restated from time to time, the "Credit
                                                                     ------
Agreement");
---------

          WHEREAS, the Borrower has notified the Agent and the Lenders that the Existing Defaults (as defined below) have occurred and are continuing and the Fourth Quarter Defaults (as defined below) may occur;

          WHEREAS, the Borrower has requested that the Lenders and the Agent temporarily forbear, for a period commencing on the Effective Date (as defined below) and ending on the Forbearance Period Termination Date (as defined below), the exercise of rights and remedies under the Credit Agreement and other Credit Documents in respect of the Existing Defaults and any Fourth Quarter Default if and when any such Fourth Quarter Default occurs; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Agent and the Lenders are willing to temporarily forbear the exercise of rights and remedies under the Credit Agreement and the other Credit Documents in respect of, and only in respect of, the Existing Defaults and the Fourth Quarter Defaults if and when any such Fourth Quarter Default occurs, and temporarily agree to continue to make loans and other extensions of credit pursuant to, and in accordance with, the terms of the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.        Definitions.  Capitalized terms used herein and not otherwise
               -----------
defined herein shall have the respective meanings given to them in the Credit Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Effective Date" shall mean the first date upon which each of the conditions to effectiveness set forth in Section 5 hereof have been satisfied.
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          "Existing Defaults" shall mean the following Defaults and Events of
Default:

     (a) Event of Default under Section 10.1(b)(i) of the Credit Agreement solely to the extent resulting from the shortfall under Section 7.7 of the Credit Agreement with respect to Minimum EBITDA for the fiscal quarters ended on or about 6/30/00 and 9/30/00;

     (b) Events of Default under Sections 10.1(b)(ii) and 10.1(b)(iii) of the Credit Agreement solely to the extent resulting from the failure to provide, on a timely basis, financial information, reports, notices and certificates pursuant to Sections 6.1(c)(ii), 6.1(f), 6.1(g), 6.1(h), and 6.1(o) of the Credit Agreement for periods ended on or prior to October 27, 2000; and

     (c) Events of Default under Section 10.1(f) of the Credit Agreement solely to the extent resulting from the cross-default to (i) the defaults in payment and performance of covenants relating to Debt under the Note Purchase Agreements to the extent described in the Noteholder Waiver and (ii) the Events of Default and acceleration under the Subordinated
          Note Indenture described in the Notice of Default and Acceleration, dated August 4, 2000, from First Union National Bank, as Trustee, to Converse Inc.

          "Forbearance Period Termination Date" shall mean the earliest to occur of (i) January 31, 2001, (ii) the date the Required Lenders inform the Agent in writing that the agreement to forbear set forth in this Agreement has been terminated, (iii) the "Forbearance Termination Date" (as defined in the Noteholder Waiver), (iv) the date that a Default or Event of Default that is not an Existing Default or a Fourth Quarter Default occurs under the Credit Agreement, (v) the date that the Borrower shall breach its obligations hereunder or any representations or warranty contained herein shall prove to have been incorrect at the time made, and (vi) the date that any Noteholder shall exercise any right, power or remedy or take any action to commence any judicial or other proceeding to enforce any right, power or remedy against the Borrower under any Note Purchase Agreement or shall direct the "Collateral Agent" under the Collateral Agency and Intercreditor Agreement, dated as of September 16, 1998, among BT Commercial Corporation, as bank agent, the Noteholders, and BT Commercial Corporation, as collateral agent, to take any such action.

          "Fourth Quarter Defaults" shall mean (i) a Default or Event of Default under Section 10.1(b)(i) of the Credit Agreement that results from a shortfall under Section 7.7 of the Credit Agreement with respect to Minimum EBITDA for the fiscal quarter ended on or about December 31, 2000, (ii) any Default or Event of Default that may occur under Section 10.1(f) of the Credit Agreement, solely to the extent resulting from a cross default resulting from a payment default under the Subordinated Note Indenture, and (iii) any Default or Event of Default under


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Section 10.1(b)(ii) of the Credit Agreement solely to the extent resulting from the failure to provide on a timely basis notice of the Defaults or Events of Default described in clauses (i) or (ii) of this definition of Fourth Quarter Defaults.

          "Noteholder Waiver" shall mean the Fourth Supplement to Note Purchase Agreements and Standstill Agreement, dated as of October 27, 2000, pursuant to which the Noteholders have, among other things, (i) agreed to standstill arrangements with respect to the defaults or events of default that exist under the Note Purchase Agreements through the "Forbearance Termination Date" (as defined therein in the Noteholder Waiver) and (ii) extended the effect of the Notice of Actionable Default sent by Foothill Partners III, L.P., DDJ Canadian High Yield Fund and B III Capital Partners, L.P. to the Agent, which notice was dated August 21, 2000 and initially sent to, and received by, the Agent on August 28, 2000.

          "Thirteenth Amendment" shall mean the Thirteenth Amendment to Credit Agreement, dated as of the date hereof, among the Borrower, the Agent and the Lenders signatory thereto.

          2.    Acknowledgment of Defaults.  The Borrower hereby acknowledges
                --------------------------
that, as of the date hereof, each of the Existing Defaults has occurred and is continuing.

          3.    Forbearance.  Subject to the terms and conditions of this
                -----------
Agreement, the Agent and the Lenders hereby temporarily agree to forebear the exercise of rights and remedies under the Credit Agreement and the other Credit Documents in respect of, and only in respect of, each of the Existing Defaults and any Fourth Quarter Default if and when any such Fourth Quarter Default occurs, such agreement to forebear to be effective as of the Effective Date and to terminate on the Forbearance Period Termination Date.

          4.   Effect of Termination.  Immediately upon the occurrence of the
               ---------------------
Forbearance Period Termination Date, the agreement to forebear set forth in this Agreement shall cease to be of any further force and effect without any further action on the part of any Person, and the Agent and the Lenders may exercise any or all of their respective rights and remedies under the Credit Agreement and other Credit Documents in respect of the Existing Defaults and any other Defaults or Events of Default that may have occurred and be continuing (including, without limitation, any Fourth Quarter Default).

          5.   Conditions Precedent.  This Agreement shall become effective upon
               --------------------
(a) due execution of counterparts of this Agreement by the Borrower, the Agent and the Required Lenders and receipt thereof by the Agent, (b) receipt by the Agent for the account of the Lenders of the fee payable pursuant to Section 6
                                                                    ---------
hereof, and such fee shall be fully earned upon the effectiveness of this Agreement, (c) receipt by the Agent of all other costs and expenses pursuant to
Section 6 hereof, (d) due execution of counterparts of the Thirteenth Amendment
---------
by the Borrower, the Agent and such Lenders as are required for the Thirteenth Amendment to be

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effective in accordance with the terms of the Credit Agreement, and receipt thereof by the Agent, and (e) receipt by the Agent of a certified copy of the Noteholder Waiver, together with a certificate of an officer of the Borrower that the Noteholder Waiver has become effective, or if the effectiveness of this Agreement is a condition to the effectiveness of the Noteholder Waiver, that immediately upon the effectiveness of this Agreement, the Noteholder Waiver will become effective without any further action on the part of any Person.

          6.   Expenses.  The Borrower hereby agrees to pay all costs and
               --------
Expenses incurred by the Agent in connection with or related to (i) the negotiation, drafting and execution of this Agreement, the Thirteenth Amendment, and the Credit Agreement, or (ii) any contingency planning in connection with the transactions contemplated hereby or thereby, in each case including without limitation fees and Expenses of counsel. The Borrower further agrees to pay to the Agent for the account of each Lender, a fee in an amount equal to $200,000, such fee to be due and payable on the Effective Date and to be apportioned among the Lenders, to each in accordance with its Proportionate Share. Such fee is in addition to any and all other fees and Expenses required to be paid from time to time by the Borrower under the Credit Agreement. If the Borrower becomes a debtor and a debtor-in-possession in a case filed under Chapter 11 of the United States Bankruptcy Code, and in connection therewith the Borrower (as debtor and debtor-in-possession) enters into a post-petition credit facility, the amount of such fee allocable to each of the Lenders who is also a lender in such post-petition credit facility shall be credited against the closing fee payable to each such lender under such post-petition credit facility.

          7.   Credit Documents.  This Agreement is a Credit Document executed
               ----------------
pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

          8.   Representations and Warranties.  To induce the Agent and the
               ------------------------------
Lenders to enter into this Agreement, the Borrower hereby represents to each of them as follows as of the date hereof: (a) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (b) it is duly authorized, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (c) it has no claims, counterclaims, offsets or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' and the Agents' execution and delivery of this Agreement, (d) the representations and warranties contained in
Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except those that expressly relate to an earlier date in which case such representations and warranties were true and correct as of such earlier date and except those which are not true and correct solely by reason of the Existing Defaults), and (e) other than the Existing Defaults, no Default or Event of Default exists under the Credit Agree-

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ment on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

          9.   Liens.  The Borrower hereby affirms the Liens and security
               -----
interests created and granted in the Credit Documents and agrees that this Agreement shall in no manner adversely affect or impair such Liens and security interests.

          10.  Release.  The Borrower hereby releases the Lenders, the Agent and
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the Lenders' and the Agent's officers, employees, representatives, agents, counsel and directors from any and all actions, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

          11.  No Other Changes.  Except as expressly modified in this Agreement
               ----------------
or the Thirteenth Amendment, all the terms, provisions and conditions of the Credit Agreement and other Credit Documents shall remain unchanged and shall continue in full force and effect. The agreement to forebear contained herein is with respect to the Existing Defaults and any Fourth Quarter Default only and shall not constitute an agreement to forebear in respect of any other Default or Event of Default that may now or hereafter exist under the Credit Agreement.

          12.  No Third Party Beneficiaries.  Except for the Borrower, the
               ----------------------------
Lenders, and the Agent, no Person is intended to be a beneficiary of the Agreement and no other Person shall be authorized to rely upon the contents of this Agreement.

          13.  No Waiver; Cumulative Remedies.  The parties hereto confirm and
               ------------------------------
agree that none of the following is, nor shall any of the following be deemed or construed in any way to be, a waiver of any Default or Event of Default under the Agreement or any of the other Credit Documents: (a) the existence of this Agreement or the execution thereof by any party thereto, or (b) the Agent or any Lender permitting the making of any Revolving Loans, the issuance of any Letter of Credit, or making available of any Foreign Exchange Contracts or Acceptances after the effectiveness of this Agreement. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender any right, remedy, power or privilege hereunder or under the Credit Agreement or any other Credit Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under the Credit Agreement or any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and under the Credit Agreement and any other Credit Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          14.  Counterparts.  This Agreement may be executed by the parties
               ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this

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Agreement by telecopy shall be effective as an original and shall constitute a representation that the original shall be delivered to the Agent.

          15.  Entirety.  This Agreement, the Credit Agreement and the other
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Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

          16.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
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THIS CREDIT AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          17.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties and their respective successors and assigns.

          18.  Notices.  All notices and correspondences permitted or required
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hereunder shall be delivered in accordance with Section 13.5 of the Credit
Agreement.

          19.  Headings Descriptive.  The headings of the several sections of
               --------------------
this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                          [signature pages to follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                            CONVERSE INC.

                                            By: /s/ James E. Lawlor
                                            Name:
                                            Title: Senior Vice President and CFO

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                                            BT COMMERCIAL CORPORATION,
                                            as Agent

                                            By: /s/William E. Howe
                                            Name:  William E. Howe
                                            Title:Vice President

                                            LENDERS:

                                            BT COMMERCIAL CORPORATION

                                            By: /s/William E. Howe
                                            Name:  William E. Howe
                                            Title:Vice President

                                            GMAC COMMERCIAL CREDIT LLC

                                            By: /s/
                                            Name:
                                            Title:

                                            LA SALLE BANK N.A.

                                            By: /s/ Christopher G. Clifford
                                            Name: Christopher G. Clifford
                                            Title:GSVP

                                            BANK OF AMERICA, N.A.

                                            By: /s/ Gaye L. Stathis
                                            Name: Gaye L. Stathis
                                            Title: Vice President

                                            MADELEINE LLC

                                            By: /s/
                                            Name:
                                            Title:

                                            HELLER FINANCIAL, INC.

                                            By: /s/ Thomas Bukowski


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                                            Name: Thomas Bukowski
                                            Title: Senior Vice President

                                            FINOVA CAPITAL CORPORATION

                                            By:  /s/
                                            Name:
                                            Title: